KeyCorp Fourth Quarter 2025 Earnings Review January 20, 2026 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

Delivering Value to Our Shareholders - Strong Positioning for the Future

Building Momentum in 2025 and Beyond

+16% *Revenue (TE)[(1)] YoY growth* / **+23%** *Net interest income (TE) YoY growth*

+11.8%
2025 operating leverage[(1)]

+26%
2025 total shareholder return, #2 rank amongst peers[(2)]

Taking Action to Execute Substantial ROTCE Growth Plan

15%+ *by 4Q27[(3)]* / **16 – 19%** *Long-term[(3)]*
ROTCE targets with limited execution risk

Continued meaningful **NIM expansion in 2026 and 2027**

High single-digit growth in priority fee areas with **controlled expense growth**

Capital Position Facilitates Accelerated Share Repurchases

10.3%
4Q25 marked CET1 ratio, above 9.5–10% long-term target[(4)]

$200MM
4Q25 share buybacks, ~2x initial target

$1.2Bn+
Planned share repurchases in 2026

Strong Leadership to Drive Next Phase of Value Creation

2 new Independent Directors to join Board[(5)]

New Lead Independent Director

8 out of 14 new Directors over the past 6 years[(5)]

TE = Taxable equivalent

Note: (1) Reflects comparison of adjusted metrics, where applicable. Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings; (2) Peers include CFG, FITB, HBAN, MTB, PNC, RF, TFC, USB, and ZION; (3) Represents a forward-looking Non-GAAP measure: Refer to slide 28, "Forward-Looking Statements and Additional Information," for more information; (4) Adjusted for unrealized AFS Securities and Pension losses and non-GAAP measure: see slide 26 for reconciliation; (5) Subject to shareholder election at the 2026 annual meeting

2

Delivering on Our 2025 Guidance

$ in millions, unless otherwise stated

	FY2025[1] (vs. FY2024) *Ranges are shown on an operating basis*	FY2025 (vs. FY2024) Actuals	Met or Exceeded
Average Loans	**down 2 – 5%**	**down ~2%**	✓
Ending Loans	**Flat vs. YE 2024**	**up +2%**	
PE Commercial Loans	*up 2 – 4%*	*up +6%*	
Net Interest Income (TE)	**up ~20%** *10%+ 4Q25 vs. 4Q24*	**up +23%** *+15% 4Q25 vs. 4Q24*	✓
Net Interest Margin	***2.70%+ in 4Q25***	***2.82% in 4Q25***	
Adjusted Noninterest Income[2]	**up 5%+**	**up +7.5%**	✓
Adjusted Noninterest Expense[2]	**up 3 – 5%**	**up 4.6%**	✓
NCOs to Average Loans	**40 – 45 bps**	**41 bps**	✓

(1) 2025 guidance as of January 21, 2025; (2) Reflects comparison of adjusted metrics, where applicable. Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings

3

Financial Review

4Q25 Highlights

- EPS of $0.43; or $0.41 on an adjusted basis, up 8% YoY(1)
- Adjusted revenue up 12% YoY(1) and up 6% QoQ
  - Net interest income(3) up 3% QoQ, driven by lower deposit costs and balance sheet optimization
  - NIM of 2.82% up 7 bps QoQ
  - Noninterest income up 8% YoY(1)
- Adjusted noninterest expenses up 2% YoY(1)
- Credit quality metrics broadly improved QoQ across NCOs, NPLs, criticized loans, and delinquencies
  - Loan loss provision of $108MM; ACL build of $4MM
- CET1 ratio at 11.7%(2)
  - Marked CET1 ratio of 10.3%(2),(3), flat QoQ
- Tangible book value per common share increased 18% YoY
- Repurchased $200MM of common stock

$ in millions, excluding per share metrics
From continuing operations, unless otherwise noted

	Reported	QoQ Δ	YoY Δ
EPS	$0.43	—(1)	8%(1)
Net Interest Income (TE)(3)	$1,223	3%	15%
Noninterest Income	$782	11%	8%(1)
Revenue (TE)(3)	$2,005	6%	12%(1)
Noninterest Expense	$1,241	7%(1)	2%(1)
Provision for Credit Losses	$108	1%	N/M
CET1(2)	11.7%	(11) bps	(22) bps
Cash Efficiency Ratio(3)	61.6%	58 bps(1)	(613) bps(1)
ROTCE(3)	12.4%	(39) bps(1)	N/M
Tangible Book Value per Common Share	$13.77	3%	18%

Adjusted EPS $0.41(3); Adjusted Noninterest Expense: $1,262(3)

N/M = Not Meaningful
(1) Reflects comparison of adjusted metrics. Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings; (2) 12/31/2025 ratio is estimated (3) Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings

5

FY 2025 Highlights

- Reported EPS of $1.52, or $1.50 on an adjusted basis[(2)]
- Net interest income[(2)] up 23%, reflecting lower deposit costs, improved funding mix, and recycling from low-yielding consumer mortgages into relationship-based commercial loans
- Adjusted noninterest income up 7.5%[(1)], driven by strong growth in investment banking and debt placement fees, deposit service charges, trust and investment services, and commercial mortgage servicing fees
- Adjusted expenses up 4.6%[(1)], reflecting incremental investments in bankers and technology, and higher incentive compensation associated with strong revenue performance
- Adjusted total operating leverage of ~12% and adjusted fee-based operating leverage of ~3% on a YoY[(1)] basis
- Net charge-offs to average loans stable compared to year-ago levels

$ in millions, excluding per share metrics
From continuing operations, unless otherwise noted

	2025 Reported	FY25 vs FY24
EPS	$1.52	29%[(1)]
Net Interest Income (TE)[(2)]	$4,671	23%
Noninterest Income	$2,842	7%[(1)]
Revenue (TE)[(2)]	$7,513	16%[(1)]
Noninterest Expense	$4,703	5%[(1)]
Provision for Credit Losses	$471	41%
NCOs to Average Loans	41 bps	—
Average Loans	$105,660	(2)%
Ending Loans	$106,541	2%
PE Commercial Loans	$76,509	6%

Adjusted EPS $1.50[(2)]; Adjusted Noninterest Expense: $4,729[(2)]

(1) Reflects comparison of adjusted metrics, where applicable. Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings; (2) Non-GAAP measure: see appendix for reconciliation

6

$105.9 $0.9 $0.4 $(0.1) $(0.3) $(0.3) $106.5 9/30/25 C&I CRE Comm'l Lease Residential Mortgage Other Consumer 12/31/25 ▪ ~67% variable rate, or 32% after adjusting for loans swapped to a fixed rate; loan yields would have been 5.69% in fourth quarter 2025 excluding the impact from hedges(3) ▪ ~90% of commercial loans are made to clients who do additional business with Key(4) ▪ ~55% of the C&I portfolio is investment grade; Consumer book has a 763 weighted average FICO at origination ▪ C&I line utilization: 30% in 4Q25 (down ~100 bps from 3Q25), driven by an increase in commitments ▪ Average loans up slightly – Increase in average commercial loans (+0.9%), primarily driven by an increase in C&I loans (+1.7%) – Partially offset by a decline in total consumer loans (-1.8%), reflective of the intentional run-off of low- yielding consumer mortgages vs. Prior Quarter Portfolio Highlights Note: Graphs may not foot due to rounding (1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits Average Loans Consumer Commercial Loan Yield $ in billions QoQ Ending Balances by Type 7 $104.7 $104.4 $105.7 $106.2 $106.3 $72.1 $72.4 $74.3 $75.4 $76.0 $32.6 $32.0 $31.4 $30.8 $30.3 5.55% 5.47% 5.51% 5.51% 5.41% 4Q24 1Q25 2Q25 3Q25 4Q25 9/ 5 /31/25CRE(1) (2) consu er

Average Deposits

$ in billions



$149.7
$148.5
$147.4
$150.4
$150.7
Other(1)
Commercial
$59.7
$57.4
$55.9
$58.5
$60.4
Total deposit cost
2.18%
2.06%
1.99%
1.97%
1.81%
Consumer
$87.5
$88.3
$88.0
$87.7
$87.7
4Q24
1Q25
2Q25
3Q25
4Q25

4Q25 Product Mix



Savings
Time deposits
9%
3%
Noninterest-bearing
19%
41%
IB Demand
28%
MMDA
24% including hybrid accounts

4Q25 Interest-Bearing Mix



Managed Commercial
Treasury / Other
7%
2%
Consumer ex term products
36%
Indexed Commercial
31%
7%
17%
Wealth
Consumer term products(2)

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- **Average deposits increased $336MM**
  - Client deposits up $1.6Bn, driven by growth in commercial
  - Brokered CDs declined by $1.3Bn
  - Consumer deposits were flat
- **Total deposit costs declined by 16 bps, with total interest-bearing deposit costs declining 20 bps**
  - **Cumulative** down interest-bearing **deposit beta: ~51%**[3]

Deposit Franchise Highlights

- **Full-year average client deposits increased 2% compared to full-year 2024**
- **Average NIB deposits grew 1% sequentially,** stable at 19% of total deposits
  - **NIB deposits including hybrids:** 24% of total deposits
- **Commercial deposit balances driven by relationship clients**
  - 81% from clients with a core operating account
  - 96% from clients with an operating account
- **Loan-to-deposit ratio: 72%**[4]

8

$1,193 $18 $12 $4 $(4) $1,223 Balance Sheet Mix Rate Impacts & Deposit Cost Management Fixed-Rate Securities Repricing Swap Maturities & Starts $1,061 $1,105 $1,150 $1,193 $1,223 2.41% 2.58% 2.66% 2.75% 2.82% Net Interest Income (TE) Net Interest Margin (TE) 4Q24 1Q25 2Q25 3Q25 4Q25 TE = Taxable equivalent; Note: NII and NIM walks may not foot due to rounding (1) Non-GAAP measure: see appendix for reconciliation Net Interest Income and Margin (TE)(1) +3% +15% NII Walk (TE) NIM Walk (TE) 9 2.75% 4 bps 3 bps 1 bp (1) bp 2.82% Balance Sheet Mix Rate Impacts & Deposit Cost Management Fixed-Rate Securities Repricing Swap Maturities & Starts From continuing operations, $ in millions 3Q25 4Q25 3Q25 4Q25

Noninterest Income

Illustrative, not drawn to scale; $ in millions



+8%(1)
$722(1)
As reported: $(196)
$702
$782
4Q24
3Q25
4Q25
Reported results include $918MM pretax loss on selected items(1)

Noninterest Income Detail

	4Q24	3Q25	4Q25	% change QoQ	% change YoY
Investment Banking & Debt Placement	$221	$184	$243	32%	10%
Trust & Investment Services	$142	$150	$156	4%	10%
Cards & Payments	$85	$86	$84	(2)%	(1)%
Corporate Services	$69	$72	$81	13%	17%
Service Charges on Deposits	$65	$75	$78	4%	20%
Commercial Mortgage Servicing	$68	$73	$68	(7)%	—
Other[2]	$(846)	$62	$72	16%	N/M

(1) Reflects comparison of adjusted metrics. Non-GAAP measure: see appendix for reconciliation and slide 27 for breakout of Selected Items Impact on Earnings; (2) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, Net Securities gains (losses), and Other Income

vs. Prior Year

- **Adjusted noninterest income[1] up $60MM (+8%), excluding the loss on the sale of securities and Scotiabank valuation agreement of $918MM in 4Q24**
  - Investment banking and debt placement fees up $22MM (+10%), reflecting higher debt issuance activity
  - Trust and investment services fees were up $14MM (+10%), reflecting higher market levels and positive net flows
    - Record $70Bn AUM
  - Corporate services fees increased $12MM (+17%), driven by higher client FX and derivatives fees, and higher loan commitments
  - Service charges on deposit increased $13MM (+20%), due to continued momentum in commercial payments

10

Noninterest Expense

$ in millions



Reported Total
Non-personnel (2)
Personnel
$1,229
$(3)(1)
$498
$734
4Q24
$1,177
$(5)(1)
$440
$742
3Q25
$1,241
$(21)(1)
$472
$790
4Q25

% change

	QoQ	*YoY*
Reported Total	*+5%*	*+1%* (+2% Adjusted[2])
Non-personnel	*+7%*	*(5)%*
Personnel	*+6%*	*+8%*

(1) See slide 27 for breakout of Selected Items Impact on Earnings; (2) Excludes selected items, See slide 27 for breakout of Selected Items Impact on Earnings

vs. Prior Year

- Higher personnel expense primarily related to continued investments in people, incentive compensation associated with strong noninterest income growth, and higher benefits expenses
- Partially offset by a decrease in non-personnel expense reflecting the FDIC special assessment benefit, lower charitable contributions, and other miscellaneous expenses

vs. Prior Quarter

- Higher personnel expense reflects an increase in incentive compensation and seasonally higher employee benefits
- Non-personnel increase reflects tech related investments, seasonality, and other elevated expenses, partially offset by the FDIC special assessment benefit

4Q25 Notable Expenses

- ~$30MM higher than typical expenses across professional fees, claims expenses, benefits costs, state taxes, and other elevated expenses

11

0.20% 0.27% 0.25% 0.24% 0.21% 0.09% 0.08% 0.07% 0.10% 0.09% 30-89 days delinquent 90+ days delinquent 4Q24 1Q25 2Q25 3Q25 4Q25 $6,337 $6,265 $6,062 $5,871 $5,373 6.1% 6.0% 5.7% 5.5% 5.0% Criticized Outstandings Criticized Outstandings to Period-end Total Loans 4Q24 1Q25 2Q25 3Q25 4Q25 $772 $700 $707 $668 $627 0.74% 0.67% 0.66% 0.63% 0.59% NPAs NPA Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 (1) Nonperforming assets to period-end portfolio loans plus OREO and other nonperforming assets; (2) Loan and lease outstandings $ in millions Net Charge-Offs (NCOs) & Provision for Credit Losses Delinquencies to Period-End Total Loans Criticized Outstandings(2) to Period-End Total Loans From continuing operations; $ in millions; Nonperforming Asset (NPA) Ratio(1) $ in millions Credit Quality From continuing operations 12 $114 $110 $102 $114 $104 $39 $118 $138 $107 $108 0.43% 0.43% 0.39% 0.42% 0.39% NCOs Provision for credit losses NCOs to Average Loans 4Q24 1Q25 2Q25 3Q25 4Q25 (1)

$(2.2) $(2.0) $(1.9) $(1.5) $(1.9) $(1.8) $(1.7) $(1.3) ~4% capital accretion 9.7% 9.9% 10.0% 10.3% 10.3% 4Q24 1Q25 2Q25 3Q25 4Q25 11.9% 11.8% 11.7% 11.8% 11.7% 4Q24 1Q25 2Q25 3Q25 4Q25 7.0% 7.4% 7.8% 8.1% 8.4% 4Q24 1Q25 2Q25 3Q25 4Q25 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1 Ratio(1) Projected AOCI Impacts (1) 12/31/2025 ratio is estimated. As of January 1, 2025, the CECL optional transition provision had been fully phased-in. Amounts prior to January 1, 2025, reflect Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Projected AOCI assumes ~50bps of rate cuts in 2026, no cuts in 2027, 2-to-5 year UST rates ~90 bps steeper in 2026 and 2027; (4) Rates held at 12/31/2025 levels Capital ~23% capital accretion Forward Rates(3) AOCI Position 9/30/25 12/31/27 12/31/27 AFS AOCI Other AOCI Marked Common Equity Tier 1 Ratio(1),(2) 12/31/25 ~(20)bps ~9% ~140bps ~60bps 13 Flat Rates(4)

2026 Outlook 14 $ in millions, unless otherwise stated FY2026 (vs.FY2025) Ranges are shown on an operating basis Revenue (TE)(1) (FY25 baseline: $7,513) up ~7% Net Interest Income (TE)(1) (FY25 baseline: $4,671) up 8 – 10% Net Interest Margin 4Q exit rate: 3.00 – 3.05% On ~$170Bn Average Earning Assets Noninterest Income (FY25 baseline: $2,842) up 3 – 4% Noninterest Income on an Adjusted Basis(1) (FY25 baseline: $2,495)(2) up 5 – 6%(2) Adjusted Noninterest Expense(1) (FY25 baseline: $4,729)(3) up 3 – 4% Average Loans (FY25 baseline: $105.7Bn) up 1 – 2% Average Commercial Loans (FY25 baseline: $74.5Bn) up ~5% NCOs to Average Loans 40 – 45 bps Tax Rate GAAP Tax-Rate: ~22% Tax-equivalent Effective Rate(4): ~23% (1) Represents a forward-looking Non-GAAP measure: Refer to slide 28, "Forward-Looking Statements and Additional Information," for more information; (2) Excluding commercial mortgage servicing fees, operating lease income, other leasing gains, other income and net securities gains (losses); (3) Non-GAAP measure: Adjusted noninterest expense for 2025 excludes a $26MM benefit from the FDIC special assessment. See slide 27 for breakout of Selected Items Impact on Earnings; (4) Reflects the estimated full year taxable-equivalent adjustment 4Q27 Targets(1) With limited execution risk 3.25%+ / 15%+ NIM and ROTCE 16 – 19% ROTCE 9.5 – 10% Marked CET1 Long-Term Targets(1)

Appendix

Balance Sheet Management Detail

Fixed-Rate Asset Repricing Tailwinds – 1Q26 to 2027

$ in billions	1Q26	2Q26	3Q26	4Q26	2026	2027
Projected receive-fixed swaps maturities	$2.8	$2.2	$2.2	$1.9	$9.1	$10.7
Weighted-average rate received (%)	2.63%	2.95%	2.82%	2.73%	2.78%	3.01%
Projected fixed-rate loans cash flows / maturities	$1.6	$1.7	$1.7	$1.6	$6.6	$6.6
Weighted-average rate received (%)	4.16%	4.17%	4.25%	4.36%	4.23%	4.63%
Memo: Projected Residential Mortgages	*$0.5*	*$0.5*	*$0.6*	*$0.5*	*$2.1*	*$1.8*
Memo: Weighted-average rate received (%)	*3.45%*	*3.47%*	*3.49%*	*3.52%*	*3.48%*	*3.62%*
Projected fixed-rate investment securities cash flows / maturities	$2.0	$2.3	$2.2	$2.2	$8.7	$8.5
Weighted-average rate received (%)	3.67%	3.94%	4.17%	4.12%	3.98%	4.04%
Memo: Projected fixed-rate MBS cash flows / maturities	*$1.3*	*$1.6*	*$1.5*	*$1.4*	*$5.8*	*$5.5*
Memo: Weighted-average rate received (%)	*3.65%*	*3.60%*	*3.88%*	*3.85%*	*3.74%*	*3.86%*

Average Total Investment Securities



$ in billions
$45.5
3.40%
$38.0
$7.5
4Q24
$46.6
3.64%
$39.3
$7.3
1Q25
$47.8
3.71%
$40.7
$7.0
2Q25
$47.5
3.75%
$40.3
$7.2
3Q25
$47.8
3.69%
$39.8
$8.1
4Q25
Average HTM Securities
Average AFS Securities
Average Yield(1)

Loan Composition(2)



Other 1%
O/N SOFR 27%
1M SOFR 21%
3M SOFR 11%
Prime 7%
Fixed 33%

(1) Yield is calculated on an amortized cost basis; (2) Based on 12/31/2025 period-end balances; chart may not foot due to rounding

16

Hedging Strategy Opportunity 17 $ in billions; ending balances 3.3% 3.4% 3.4% 3.4% 3.5% 3.5% 3.7% 1Q26 2Q26 3Q26 4Q26 YE26 YE27 $2.8 $2.2 $2.2 $1.9 $9.1 $10.7 2.6% 3.0% 2.8% 2.7% 2.8% 3.0% (1) Portfolio as of 12/31/2025, includes already executed forward-starting swaps; (2) AFS securities swapped to floating rate $Bn 12/31/2025 Debt Hedges $8.7 Securities Hedges(2) $10.2 Floor Spreads $2.5 Other Hedge Positions ▪ Executed $3.0Bn of spot-starting receive-fixed swaps in 4Q25 with a W.A. receive rate of 3.4% and average maturity of 2.2 years 4Q25 ALM Hedge Actions W.A. Receive- fixed Rate Receive-fixed Asset Swaps(1) ▪ Forward-starting cash flow hedges of $2.2Bn in 1Q26 – W.A. receive rate: 4.1% Forward-Starting Swaps as of 12/31 Maturing Swaps ($Bn) W.A. Receive-fixed Rate

291% 195% —% 64% 65% —% —% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer $1,699 $1,707 $1,743 $1,736 $1,740 1.63% 1.63% 1.64% 1.64% 1.63% ACL ACL to Period-end Loans 4Q24 1Q25 2Q25 3Q25 4Q25 6.19% 8.71% 6.02% 0.57% 1.49% 1.79% 0.33% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer 0.43% 0.46% 0.73% 0.05% 3.44% 0.96% (0.01)% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer Credit Quality by Portfolio (3) (4) N/M = Not Meaningful Note: All metrics are as of 12/31/2025 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Commercial and industrial average balances include $211 million of assets from commercial credit cards; (4) Loan balances include $205 million of commercial credit card balances at December 31, 2025 NCOs to Average Loans (%)(1),(2) ↓ 44 bps QoQ 18 Allowance for Credit Losses (ACL) Allowance to NPLs (%)(2) Criticized Outstandings to Period-End Loans (%)(2) ↓ 250 bps QoQ N/M N/MN/M

Non-Depository Financial Institutions (NDFI) Portfolio

NDFI Portfolio


$ in billions
$18.4Bn
4% Subscription
5% Other
5%
16%
Finance Co's / Insurance
30%
REITs
40%
SFL
4Q25

Unitranche:
- *Differentiated capability driving growth*
- *Leverages off-balance sheet capital partnerships*

Finance Co's / Insurance:
- *Approx. 71% finance companies, 29% insurance*
- *50% investment-grade*

REITs:
- *Well-structured, mostly investment grade*
- *Diversified portfolio*
- *Avg LTV ~40%*
- *Avg FCCR of 3x*

Specialty Finance Lending (SFL):
- *98% investment grade*
- *De minimis historical losses*
- *Senior positions*
- *SSFA treatment in calculating RWAs*

Recent NDFI Outstandings Trends


+5%
$17.5
$17.7
$17.7
$18.2
$18.4
4Q24
1Q25
2Q25
3Q25
4Q25

Long-Term NDFI Approach

- **Disciplined client selection, supportable transparent structures, and laser focus on risk diversity**
- **High quality portfolio, largely managed in specialty areas**
- **NDFI portfolio is ~90% investment grade and has grown at a measured pace in recent years[1]**

(1) On a best efforts, re-stated basis to apply new regulatory guidance to prior period numbers

19

GAAP to Non-GAAP Reconciliation

$ in millions		4Q25			3Q25			4Q24	
Tangible common equity to tangible assets at period end									
Key shareholders' equity (GAAP)	$	20,381		$	20,102		$	18,176	
Less: Intangible assets		2,760			2,765			2,779	
Preferred stock[1]		2,446			2,446			2,446	
Tangible common equity (non-GAAP)	$	15,175		$	14,891		$	12,951	
Total assets (GAAP)	$	184,381		$	187,409		$	187,168	
Less: Intangible assets		2,760			2,765			2,779	
Tangible assets (non-GAAP)	$	181,621		$	184,644		$	184,389	
Tangible common equity to tangible assets ratio (non-GAAP)		8.36	%		8.06	%		7.02	%
Average tangible common equity									
Average Key shareholders' equity (GAAP)	$	20,388		$	19,664		$	16,732	
Less: Intangible assets (average)		2,762			2,767			2,783	
Preferred stock (average)		2,500			2,500			2,500	
Average tangible common equity (non-GAAP)	$	15,126		$	14,397		$	11,449	
Return on average tangible common equity from continuing operations									
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	474		$	454		$	(279)	
Average tangible common equity (non-GAAP)	$	15,126		$	14,397		$	11,449	
Return on average tangible common equity from continuing operations (non-GAAP)		12.43	%		12.51	%		(9.69)	%
Adjusted return on average tangible common equity from continuing operations									
Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP)	$	458		$	450		$	378	
Adjusted return on average tangible common equity from continuing operations excluding notable items (non-GAAP)		12.01	%		12.40	%		13.13	%
Return on average tangible common equity consolidated									
Net income (loss) attributable to Key common shareholders (GAAP)	$	475		$	453		$	(279)	
Average tangible common equity (non-GAAP)		15,126			14,397			11,449	
Return on average tangible common equity consolidated (non-GAAP)		12.46	%		12.48	%		(9.69)	%

(1) Net of capital surplus

20

GAAP to Non-GAAP Reconciliation

$ in millions		4Q25		3Q25		4Q24
Pre-provision net revenue						
Net interest income (GAAP)	$	1,215	$	1,184	$	1,051
Plus: Taxable-equivalent adjustment		8		9		10
Noninterest income (GAAP)		782		702		(196)
Less: Noninterest expense (GAAP)		1,241		1,177		1,229
Pre-provision net revenue from continuing operations (non-GAAP)	$	764	$	718	$	(364)
Adjusted pre-provision net revenue						
Pre-provision net revenue from continuing operations (non-GAAP)	$	764	$	718	$	(364)
Plus: Selected items[1]		(21)		(5)		915
Adjusted pre-provision net revenue from continuing operations (non-GAAP)	$	743	$	713	$	551
Cash efficiency ratio and Adjusted cash efficiency ratio						
Noninterest expense (GAAP)	$	1,241	$	1,177	$	1,229
Less: Intangible asset amortization		5		5		7
Noninterest expense less intangible asset amortization (non-GAAP)	$	1,236	$	1,172	$	1,222
Plus: Selected items[1]		21		5		3
Adjusted noninterest expense less intangible asset amortization (non-GAAP)		1,257		1,177		1,225
Net interest income (GAAP)	$	1,215	$	1,184	$	1,051
Plus: Taxable-equivalent adjustment		8		9		10
Net interest income TE (non-GAAP)	$	1,223	$	1,193	$	1,061
Noninterest income (GAAP)		782		702		(196)
Total taxable-equivalent revenue (non-GAAP)	$	2,005	$	1,895	$	865
Plus: Selected items[1]		—		—		918
Adjusted taxable-equivalent revenue (non-GAAP)	$	2,005	$	1,895	$	1,783
Cash efficiency ratio (non-GAAP)		61.6 %		61.8 %		141.3 %
Adjusted cash efficiency ratio (non-GAAP)		62.7 %		62.1 %		68.8 %

(1) See slide 27 for breakout on Selected Items Impact on Earnings

21

GAAP to Non-GAAP Reconciliation

$ in millions	4Q25	3Q25	4Q24
Adjusted taxable-equivalent revenue			
Noninterest income (GAAP)	$ 782	$ 702	$ (196)
Plus: Selected Items[(1)]	—	—	918
Adjusted noninterest income (non-GAAP)	$ 782	$ 702	$ 722
Net interest income TE (non-GAAP)	1,223	1,193	1,061
Total adjusted taxable-equivalent revenue (non-GAAP)	$ 2,005	$ 1,895	$ 1,783
Adjusted noninterest expense			
Noninterest expense (GAAP)	$ 1,241	$ 1,177	$ 1,229
Plus: Selected Items[(1)]	21	5	3
Adjusted noninterest expense (non-GAAP)	$ 1,262	$ 1,182	$ 1,232
Adjusted income (loss) available from continuing operations attributable to Key common shareholders			
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$ 474	$ 454	$ (279)
Plus: Selected Items (net of tax)[(1)]	(16)	(4)	657
Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP)	$ 458	$ 450	$ 378
Diluted earnings per common share (EPS) - adjusted			
Diluted EPS from continuing operations attributable to Key common shareholders (GAAP)	$ 0.43	$ 0.41	$ (0.28)
Plus: EPS impact of selected items[(1)]	(0.01)	—	0.66
Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP)[(2)]	$ 0.41	$ 0.41	$ 0.38

(1) See slide 27 for breakout on Selected Items Impact on Earnings; (2) Earnings per share may not foot due to rounding.

22

GAAP to Non-GAAP Reconciliation $ in millions FY2025 FY2024 Average tangible common equity Average Key shareholders’ equity (GAAP) $ 19,493 $ 15,408 Less: Intangible assets (average) 2,769 2,793 Preferred stock (average) 2,500 2,500 Average tangible common equity (non-GAAP) $ 14,224 $ 10,115 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 1,685 $ (306) Average tangible common equity (non-GAAP) $ 14,224 $ 10,115 Return on average tangible common equity from continuing operations (non-GAAP) 11.85% (3.03) % Adjusted return on average tangible common equity from continuing operations Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP) $ 1,665 $ 1,109 Adjusted return on average tangible common equity from continuing operations excluding notable items (non-GAAP) 11.71% 10.96 % Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) $ 1,686 $ (304) Average tangible common equity (non-GAAP) 14,224 10,115 Return on average tangible common equity consolidated (non-GAAP) 11.85% (3.01) % Pre-provision net revenue Net interest income (GAAP) $ 4,636 $ 3,765 Plus: Taxable-equivalent adjustment 35 45 Noninterest income (GAAP) 2,842 809 Less: Noninterest expense (GAAP) 4,703 4,545 Pre-provision net revenue from continuing operations (non-GAAP) $ 2,810 $ 74 Adjusted pre-provision net revenue Pre-provision net revenue from continuing operations (non-GAAP) $ 2,810 $ 74 Plus: Selected items(1) (26) 1,858 Adjusted pre-provision net revenue from continuing operations (non-GAAP) $ 2,784 $ 1,932 (1) Net of capital surplus 23

$ in millions FY2025 FY2024 Cash efficiency ratio and Adjusted cash efficiency ratio Noninterest expense (GAAP) $ 4,703 $ 4,545 Less: Intangible asset amortization 20 29 Noninterest expense less intangible asset amortization (non-GAAP) $ 4,683 $ 4,516 Plus: Selected items(1) 26 (25) Adjusted noninterest expense less intangible asset amortization (non-GAAP) 4,709 4,491 Net interest income (GAAP) $ 4,636 $ 3,765 Plus: Taxable-equivalent adjustment 35 45 Net interest income TE (non-GAAP) $ 4,671 $ 3,810 Noninterest income (GAAP) 2,842 809 Total taxable-equivalent revenue (non-GAAP) $ 7,513 $ 4,619 Plus: Selected items(1) — 1,833 Adjusted taxable-equivalent revenue (non-GAAP) $ 7,513 $ 6,452 Cash efficiency ratio (non-GAAP) 62.3% 97.8 % Adjusted cash efficiency ratio (non-GAAP) 62.7% 69.6 % Adjusted taxable-equivalent revenue Noninterest income (GAAP) $ 2,842 $ 809 Plus: Selected Items(1) — 1,836 Adjusted noninterest income (non-GAAP) $ 2,842 $ 2,645 Net interest income TE (non-GAAP) 4,671 3,810 Total adjusted taxable-equivalent revenue (non-GAAP) $ 7,513 $ 6,455 (1) See slide 27 for breakout on Selected Items Impact on Earnings 24 GAAP to Non-GAAP Reconciliation

$ in millions FY2025 FY2024 Adjusted noninterest expense Noninterest expense (GAAP) $ 4,703 $ 4,545 Plus: Selected Items(1) 26 (25) Adjusted noninterest expense (non-GAAP) $ 4,729 $ 4,520 Adjusted income (loss) available from continuing operations attributable to Key common shareholders Income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 1,685 $ (306) Plus: Selected Items (net of tax)(1) (20) 1,415 Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP) $ 1,665 $ 1,109 Diluted earnings per common share (EPS) - adjusted Diluted EPS from continuing operations attributable to Key common shareholders (GAAP) $ 1.52 $ (.32) Plus: EPS impact of selected items(1) (0.02) 1.48 Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP) $ 1.50 $ 1.16 Adjusted operating leverage and fee-based adjusted operating leverage Adjusted noninterest income (non-GAAP) $ 2,842 $ 2,645 Adjusted noninterest income YoY Growth (A) 7.45 % Adjusted taxable-equivalent revenue (non-GAAP) $ 7,513 $ 6,455 Adjusted taxable-equivalent revenue YoY Growth (B) 16.39 % Adjusted noninterest expense (non-GAAP) $ 4,729 $ 4,520 Adjusted noninterest expense YoY Growth (C) 4.62 % Adjusted operating leverage (B - C) 11.77 % Fee based adjusted operating leverage (A - C) 2.82% (1) See slide 27 for breakout on Selected Items Impact on Earnings 25 GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[1] (*$ in millions*)	4Q25	3Q25	2Q25	1Q25	4Q24
Common Equity Tier 1 (A)	$ 17,146	$ 17,050	$ 16,774	$ 16,549	$ 16,489
Add: AFS and Pension accumulated other Comprehensive income (loss)	(2,028)	(2,176)	(2,476)	(2,601)	(3,032)
Marked Common Equity Tier 1 (B)	$ 15,118	$ 14,875	$ 14,298	$ 13,948	$ 13,457
Risk Weighted Assets (C)	$ 146,581	$ 144,428	$ 143,105	$ 140,514	$ 138,296
Common Equity Tier 1 Ratio (A/C)	11.7 %	11.8 %	11.7 %	11.8 %	11.9 %
Marked CET1 Ratio (B/C)	10.3 %	10.3 %	10.0 %	9.9 %	9.7 %

Loan Yields Excluding Impact from Hedges[2]	4Q25	3Q25	2Q25	1Q25	4Q24
Loan Yield	5.4 %	5.5 %	5.5 %	5.5 %	5.6 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.3) %	(0.4) %	(0.3) %	(0.4) %	(0.5) %
Loan Yield Excluding Impact from Hedges	5.7 %	5.9 %	5.8 %	5.8 %	6.1 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Marked CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

26

Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts		Pretax[1]		After-tax at marginal rate[1]		
Quarter to date results		Amount		Net Income		EPS[3][5]
Three months ended December 31, 2025						
FDIC special assessment (other expense)[4]	$	21	$	16	$	0.01
Three months ended September 30, 2025						
FDIC special assessment (other expense)[4]		5		4		—
Three months ended June 30, 2025						
No items		—		—		—
Three months ended March 31, 2025						
No items		—		—		—
Three months ended December 31, 2024						
Loss on sale of securities[2]		(915)		(657)		(0.66)
Scotiabank investment agreement valuation (other income)		(3)		(2)		—
FDIC special assessment (other expense)[4]		3		2		—
Three months ended September 30, 2024						
Loss on sale of securities[2]		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		6		5		—
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(5)		(4)		—
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)
Year to date results						
Twelve months ended December 31, 2025						
FDIC special assessment (other expense)[4]	$	26	$	20	$	0.02
Twelve months ended December 31, 2024						
Loss on sale of securities		(1,833)		(1,394)		(1.45)
Scotiabank investment agreement valuation (other income)		(3)		(2)		—
FDIC special assessment (other expense)[4]		(25)		(19)		(0.02)

(1) Favorable (unfavorable) impact; (2) After-tax loss on sale of securities for the three months ended September 30, 2024 adjusted to reflect impact of GAAP accounting for income taxes in interim periods, with related adjustments recorded in the fourth quarter of 2024; (3) Impact to EPS reflected on a fully diluted basis; (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. Amounts reflected in this table represent adjustments from initial estimates based on quarterly invoices received from the FDIC; (5) Earnings per share may not foot due to rounding.

27

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles Forward-looking Statements and Additional Information 28